Filed Pursuant to Rule 497(i)

File No. 333-169679

FS ENERGY & POWER FUND A Business Development Company Welcome Access Our Site Prospectus Thank you for your interest in FS Energy and Power Fund (“FSEP”). FSEP is an alternative investment product that gives investors access to a pipeline of investments in private U.S. companies in the energy and power industry. The product is sponsored by Franklin Square Capital Partners and sub-advised by GSO / Blackstone, a leading asset manager for some of the world’s largest institutions and ultra-wealthy individuals. FSEP offers investors an opportunity to invest in the dynamic is energy sector using strategies employed by sophisticated investors at low investment minimums. We welcome advisers and investors to learn about how FSEP might fit into your investment strategy. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and a advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. FS2 Capital Partners, LLC, Dealer Manager, Member FINRA/SIPC. Copyright © FS Energy and Power Fund Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. Terms of Use Privacy Policy

FS ENERGY & POWER FUND A Business Development Company Giving investors access to a pipeline of energy and power investments Risk Factors Scroll down to view the risks in order to proceed. An investment in common shares of FS Energy & Power Fund involves a high degree of risk and is considered speculative. A more detailed description of the risk factors is found in the section of the prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before deciding to invest in our common shares. The following are some of the risks an investment in us involves: 1. We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives. 2. While the management team of FS Investment Advisor, LLC, our investment adviser (“FS Advisor”), consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC (the adviser to Franklin Square’s first affiliated business development company. FS Investment Corporation), FS Advisor is a new entity and has no prior experience managing a business development company or a regulated investment company, or RIC. Therefore, FS Advisor may not be able to successfully operate our business or achieve our investment objectives. 3. Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives. 4. Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for investors to sell their common shares. 5. While we intend to conduct quarterly tender offers for a limited number of our common shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we raise gross offering proceeds of $2.5 million from persons who are not affiliated with us or FS Advisor (the “minimum offering requirement”), we may suspend or terminate the share repurchase program at any time. 6. The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. 7. We intend to qualify as a RIC but may fall to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance. 8. As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all. 9. We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments. 10. An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies. 11. Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance. 12. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there will be uncertainty as to the value of our portfolio investments. 13. We have not identified specific investments that we will make with the proceeds of this offering, and therefore investors will not have the opportunity to evaluate our investments prior to purchasing our common shares. 14. We intend to invest primarily in income-oriented securities of privately-held energy and power companies within the United States, including small and middle market companies. We currently intend to weight our portfolio towards senior and subordinated debt, but our portfolio may also include select income-oriented preferred or common equity interests that we believe will produce both current income and long-term capital appreciation. The senior debt in which we invest will typically be secured by assets of the issuing company. The collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, as are preferred and common equity interests, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. 15. The potential for FS Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FS Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GSO Capital Partners LP, our investment sub-adviser (“GSO”), will receive a portion of the advisory fees paid to FS Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative. 16. This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. 17. FS Advisor, its affiliates and GSO face conflicts of interest as a result of compensation arrangements, time constraints, competition for investments, and affiliate relationships, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our shareholders’ best interests. 18. After meeting the minimum offering requirement, the purchase price at which you may purchase common shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore investors may receive a smaller number of common shares than if they had subscribed at the prior semi-monthly closing price. 19. In the event of a decline in our net asset value, the board of trustees may elect not to reduce our net offering price per share. As a result, the purchase price may be materially higher than the Company’s current net asset value per share. 20. We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. 21. Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments. I have read the RiskFactors and acknowledge that I have reviewed the prospectus. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. FS2 Capital Partners, LLC, Dealer Manager, Member FINRA/SIPC. Copyright © FS Energy and Power Fund Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. Terms of Use Privacy Policy

FS ENERGY & POWER FUND
A Business Development Company

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Giving investors access to a pipeline of
energy and power investments

Offering Brochure | Prospectus | Subscription Agreement

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Overview

FS Energy & Power Fund, or FSEP, is a unique alternative investment fund sponsored by Franklin Square Capital Partners, which specializes in bringing innovative alternative investment products to the investing public. Here are the highlights:

- The Fund's investment objective is to generate current income and long-term capital appreciation.
- FSEP invests primarily in the debt and income-producing equity securities of private companies involved in the vast domestic infrastructure required to locate, produce and deliver energy and power.
- FSEP is sub-advised by GSO / Blackstone, a leading alternative investment firm.
- FSEP was established as a non-traded Business Development Company. A "BDC" is a highly regulated and transparent investment fund that allows the investing public to access the same types of non-traded assets as large institutions.
- FSEP is designed for investors who meet minimum net worth and earnings criteria. These individuals can invest with a minimum initial investment of $5,000.

Watch for more as Franklin Square Capital Partners expands this site. Advisers may contact a wholesaler from our affiliated dealer manager, FS[2] Capital Partners, at www.fs2cap.com or call 877-372-9880.

Investor Communications

- 06-XX-2011 – [press release title]

FS[2] Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC
Copyright © FS Energy and Power Fund
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.
Terms of Use Privacy Policy

FS ENERGY & POWER FUND A Business Development Company Contact Giving investors access to a pipeline of energy and power investments Contact For Prospective Investors For Financial Advisers Contact our dealer manager, FS2 Capital Partners, LLC, Member FINRA/SIPC FS2 Capital Partners 2929 Arch Street, Suite 675 Philadelphia, PA 19104 (877) 372-9880 www.fs2cap.com If you are a prospective investor, we encourage you to contact your financial adviser to find out if investing in FS Energy and Power Fund is suitable for you. For Investors If you have account inquiries or other questions, contact FS Investments Customer Service at (877) 628-8575 FS2 Capital Partners, LLC 2929 Arch Street, Suite 675 Philadelphia, PA 19104 877-372-9880 www.fs2cap.com Member FINRA/SIPC Copyright © FS Energy and Power Fund Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. Terms of Use Privacy Policy Offering Brochure Prospectus Subscription Agreement Adviser Log-In Investor Log-In

Use & Acceptance Thank you for visiting our website. Please read these Terms of Use carefully. By accessing this website, you acknowledge and agree to all of the terms, conditions, notices and disclaimers contained herein and in our Privacy Policy, which is incorporated herein by reference. Ownership Franklin Square Capital Partners is a sponsor of innovative alternative investment products distributed to the public through retail broker-dealers and investment advisers. The intellectual property, including but not limited to, the trade name, trade mark, domain name and website contents, are owned and maintained by Franklin Square Capital Partners. For purposes of this Use & Acceptance Policy, Franklin Square Capital Partners, together with its subsidiaries and affiliates, including FS Energy & Power Fund and FS Investment Advisor, LLC, shall be collectively referred to as "Franklin Square". Modification Franklin Square may update and change these Terms of Use and/or the Privacy Policies from time to time without prior notice to you. All such changes will be posted on this website. You must review these Terms of Use and the Privacy Policies each time you use this website to confirm that you still agree to abide by the terms of each. You agree that by using this website after changes have been made to these Terms of Use and/or the Privacy Policies you are agreeing to be bound by such changes. Franklin Square Products & Services The products and services for which information or investment information access is included on this website may be offered by Franklin Square or any of its affiliates. These products and services may change at any time and may not be available in all geographic areas. General Terms of Use You are solely responsible for your use of this website, for all use made by others using your user ID and password, and for ensuring that such use is in full compliance with these Terms of Use. The information published on, and where applicable the investment information access provided through, this website are provided to visitors, registered representatives and Franklin Square investors as a convenience and for informational purposes only. Franklin Square does not represent that the information contained on this website is the most current information available nor that such information is necessarily Offering Brochure Prospectus Subscription Agreement Adviser Log-In Investor Log-In

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Franklin Square Capital Partners together with its affiliates ("we" or "Franklin Square") takes measures to ensure that the use and disclosure of your private personal information is consistent with applicable law. Our Consumer Information Privacy Policy ("Privacy Policy") explains what nonpublic personal information we collect, why we collect it, how we protect your nonpublic personal information, and how and why, in certain cases, we share such information among our affiliates or with other parties. Our Privacy Policy may be amended from time to time. Our Privacy Policy applies to nonpublic personal information collected or used when we offer investment products or services to individuals for personal, family or household purposes. This disclosure is made on behalf of Franklin Square and its affiliates listed in the "Application of Privacy Policy to Franklin Square and our Affiliates" section below. Our Privacy Policy applies only to individuals invested in products sponsored by Franklin Square (both current and former investors) who have a direct relationship with one of the issuing companies. If you own Franklin Square investment products or receive services in the name of a third-party broker-dealer, investment adviser or other financial service provider, that third party's privacy policies may apply to you. Information That We Collect and May Disclose We collect information from and about you in order to provide the level of service that you expect. Nonpublic personal information about you may include: your name, mailing address, e-mail address, tax identification number, age, account information, investment amounts in our companies, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial adviser, IRA custodian, account joint owners and other similar parties, the Franklin Square investment products and services you purchase, your Franklin Square investment balance or transactional history, the fact that you are or have been an investor in Franklin Square investment products and particulars related to any such investment. Specific examples of personal information that we may collect and may disclose to affiliates and certain third parties include: Information we receive from you on applications, subscription agreements, or other forms. Examples include your name, mailing address, and e-mail address. Information about your transactions with us, our affiliates, and others such as account balances, payment history, account activity and financial statements. If you visit our Internet web sites, www.fsenergyandpowerfund.com or our affiliates’ websites, www.fsinvestmentcorp.com, www.fs2cap.com, www.franklinsquare.com (hereafter referred to as "website" or "websites"), information you submit to us on our website forms and information we collect through "cookies." If you create a login and password on one of the websites to access your Franklin Square investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account. Information obtained from others, such as credit reports from consumer credit reporting agencies. How We Use and Disclose Information Franklin Square, its affiliates and third-party service providers work together to provide a variety of investment products and services and they may need to share some or all nonpublic personal information collected on you to maintain an efficient and effective network of products and services. We believe that by sharing information about you and your accounts among our companies and partners, we are better able to serve your investment needs and to suggest services or educational materials that may be of interest to you. The responsible use and disclosure of the nonpublic personal information we collect is crucial to our ability to provide our clients with the type of products and services they expect and may occur under a variety of different circumstances. For example, we may: Use your personally identifiable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity. Disclose your personally identifiable information when required by law, such as requests for personal information in connection with a judicial, administrative or investigative matter. Use and disclose your personally identifiable information on an aggregate basis. This means that we combine parts of your information with parts of the information from our other users without including your name, complete telephone number, complete e-mail address or your street address, in the combination. Examples of how we use aggregate information include determining the most common zip code among the users of the websites and disclosing that zip code to other parties, or determining and disclosing demographic information such as the average income of investors in our funds. Sharing Among Franklin Square, Our Affiliates and Nonaffiliated Service Providers We may share your personally identifiable information among our affiliates engaged in investment or other related financial service activities. Examples might include customerinitiated service requests, establishing and managing your investment, completing your investor transactions, and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial advisor, joint owners and IRA custodian. Sharing With Nonaffiliated Service Providers We may disclose your personal information to nonaffiliated service providers who perform business functions on our behalf, which may include marketing of our own investment products and services, check printing and data processing. Nonaffiliated third party service providers often aid us in the efficient and effective delivery of services and there may be circumstances where it is necessary to disclose nonpublic personal information we collect to such parties. However, before we disclose nonpublic personal information to a nonaffiliated party, we require them to agree to keep our investor information confidential and secure and to use it only as authorized by us. Also, we will only share your nonpublic information with nonaffiliated third parties under circumstances not covered by state or federal law "opt-out" notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes, and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to "optout" of such disclosure. We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements: Information we receive from you on applications or other forms, such as your name, address, social security number, assets and income. Information about your transactions with us, our affiliates, or others, such as your payment history, and parties to the transactions. Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history. We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information, and prohibit them from making unauthorized or unlawful use of your personal information. Franklin Square and our affiliates do not share, sell, or rent your personal private information with outside marketers who may want to offer their own products and services to you. How We Protect Your Information Franklin Square, together with our affiliates, maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes: Procedures and specifications for administrative, technical and physical safeguards. Security procedures related to the processing, storage, retention and disposal of confidential information. Programs to detect, prevent and when necessary respond to attacks, intrusions or unauthorized access to confidential information. Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program. Availability of Our Privacy Policy We will provide notice of our Privacy Policy annually, as long as you maintain an ongoing relationship with us. The most up-to-date Privacy Policy is posted on our website or you may call our Privacy Policy Specialist at 215-495-1172. Notification of Changes to Our Privacy Policy If we decide to change our Privacy Policy, we will post those changes on the website so our users and investors are always aware of what information we collect, use and disclose. If at any point we decide to use or disclose your personally identifiable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user's or an investor's personally identifiable information in accordance with the Privacy Policy that was in effect when such information was collected. Change in Control If Franklin Square or any of our affiliates experience a "change in control" (defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identifiable information to the company or other legal entity that succeeds the company subject to the change in control or the operation of the website. The privacy policy of the succeeding legal entity will then govern the personally identifiable information that Franklin Square or our affiliates had collected from you under this or its Privacy Policy. However, if applicable law prohibits the succeeding legal entity's privacy policy from governing your personally identifiable information, then this Privacy Policy shall continue to govern. "Change in control" means any of the following events: A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Franklin Square's or an affiliate company's voting securities and/or assets, by operation of law or otherwise. Insolvency. A general assignment for the benefit of creditors. The appointment of a receiver. The filing of a bankruptcy or insolvency proceeding. The liquidation of assets. Questions about Our Privacy Policy If you have any questions about our Privacy Policy and/or the personal information practices of our website, please call our Privacy Policy Specialist at 1-215-495-1172. Application of Privacy Policy to Franklin Square and Our Affiliates This Privacy Policy applies to Franklin Square and the following affiliated Franklin Square companies: FS2 Capital Partners, LLC; Franklin Square Holdings, L.P.; Franklin Square Holdings, G.P., LLC; FB Income Advisor, LLC; FS Investment Corporation, FS Energy & Power Fund, FS Investment Advisor, LLC and their respective subsidiaries and all other funds or entities created in the future that offer investment products or services to individuals for personal, family, or household purposes. FS2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC Copyright © FS Energy and Power Fund Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. Terms of Use Privacy Policy